UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 10, 2017

CONVERSATION INSTITUTE, INC.

(Exact name of Registrant as specified in its charter)

Nevada	333-203666	35-2519559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

99 Moo.12 Khokkruad district, Mueang, Nakhon Ratchasima, Thailand	30280
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 553-4104

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01.  Changes in Registrant’s Certifying Accounts

On January 10, 2017, Kyle L. Tingle CPA, LLC, the independent registered public accounting firm for Conversation Institute, Inc. (the "Company"), informed his resignation and interrupted the service agreement with Conversation Institute, Inc.

On February 15, 2017, the Audit Committee of the Company's Board of Directors appointed PLS CPA as the Company's independent registered public accounting firm for the fiscal year ended December 31, 2016.

The Company has provided Kyle L. Tingle CPA, LLC with a copy of the disclosures in this report and has requested that Kyle L. Tingle furnishes it with a letter addressed to the Securities and Exchange Commission stating whether agrees with the statements in this Item 4.01. A copy of this letter is filed as Exhibit 16.1 to this report.

Section 9 - Financial Statements and Exhibits

Item 9.01              Financial Statements and Exhibits

(d)  Exhibits

16.1  Letter from Kyle L. Tingle CPA, LLC

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ PREEYA BOONKHAMPHA

PREEYA BOONKHAMPHA

President and Director

Principal Executive Officer

Principal Financial Officer

Principal Accounting Officer

March 10, 2017